UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED

MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number 811-04254

Legg Mason Partners Income Trust

(Exact name of registrant as specified in charter)

55 Water Street, New York, NY 10041

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

300 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant's telephone number, including area code: 1-800-451-2010

Date of fiscal year end: July 31

Date of reporting period: April 30, 2008

ITEM 1.	SCHEDULE OF INVESTMENTS

LEGG MASON PARTNERS INCOME TRUST

LEGG MASON PARTNERS

CORE PLUS BOND FUND

FORM N-Q

APRIL 30, 2008

LEGG MASON PARTNERS CORE PLUS BOND FUND

Schedule of Investments (unaudited)	April 30, 2008

FACE AMOUNT	SECURITY	VALUE
MORTGAGE-BACKED SECURITIES - 42.5%
FHLMC - 7.4%
	Federal Home Loan Mortgage Corp. (FHLMC):
$737,568	5.236% due 1/1/36 (a)(b)	$748,665
252,957	5.805% due 2/1/37 (a)(b)	259,151
699,416	6.515% due 2/1/37 (a)(b)	719,544
705,922	5.942% due 5/1/37 (a)(b)	718,371
532,299	5.944% due 5/1/37 (a)(b)	543,320
	Gold:
8,367,531	5.500% due 5/1/13-12/1/37 (b)	8,432,601
925,101	6.500% due 9/1/14-1/1/32 (b)	962,165
1,509,277	6.000% due 3/1/17 (b)	1,559,092

	TOTAL FHLMC	13,942,909

FNMA - 29.0%
	Federal National Mortgage Association (FNMA):
10,002	6.500% due 2/1/14-6/1/15 (b)	10,405
9,400,000	5.500% due 5/19/23-5/13/38 (c)	9,560,311
14,101,064	6.000% due 6/1/32-7/1/37 (b)	14,455,242
6,329,210	5.000% due 11/1/35-9/1/36 (b)	6,236,610
2,066,660	5.500% due 11/1/36-1/1/37 (b)	2,080,924
2,253,075	5.871% due 8/1/37 (a)(b)	2,294,011
20,500,000	5.000% due 5/13/38 (c)	20,138,052

	TOTAL FNMA	54,775,555

GNMA - 6.1%
	Government National Mortgage Association (GNMA):
5,237	8.500% due 11/15/27 (b)	5,769
4,714,337	6.000% due 7/15/29-2/15/37 (b)	4,851,648
608,834	6.500% due 9/15/36-10/15/36 (b)	632,730
2,100,000	5.000% due 5/20/38 (c)	2,078,672
1,700,000	5.500% due 5/20/38 (c)	1,719,133
2,100,000	6.500% due 5/20/38 (c)	2,179,078

	TOTAL GNMA	11,467,030

	TOTAL MORTGAGE-BACKED SECURITIES (Cost - $79,200,257)	80,185,494

ASSET-BACKED SECURITIES - 6.6%
Credit Card - 0.4%
780,000	Washington Mutual Master Note Trust, 2.746% due 9/15/13 (a)(b)(d)	746,366

Home Equity - 6.2%
7,991	Ameriquest Mortgage Securities Inc., 3.265% due 9/25/34 (a)(b)	7,830
1,386,741	CIT Group Home Equity Loan Trust, 3.930% due 3/20/32 (b)	1,330,591
1,008,443	Countrywide Asset-Backed Certificates, 3.345% due 3/25/47 (a)(b)(d)	862,511
684,062	EMC Mortgage Loan Trust, 3.345% due 1/25/41 (a)(b)(d)	617,366
	GMAC Mortgage Corp. Loan Trust:
1,496,373	3.155% due 2/25/36 (a)(b)	1,122,514
341,922	3.105% due 11/25/36 (a)(b)	199,228
1,421,860	Lehman XS Trust, 3.025% due 6/25/37 (a)(b)	1,289,186
219,505	Long Beach Mortgage Loan Trust, 3.035% due 11/25/35 (a)(b)	216,292
102,739	Option One Mortgage Loan Trust, 3.735% due 2/25/33 (a)(b)	85,767
167,790	RAAC, 3.185% due 1/25/46 (a)(b)(d)	154,100
	Renaissance Home Equity Loan Trust:
35,332	3.325% due 6/25/33 (a)(b)	25,023
409,614	3.395% due 12/25/33 (a)(b)	366,029
	SACO I Trust:

See Notes to Schedule of Investments.

LEGG MASON PARTNERS CORE PLUS BOND FUND

Schedule of Investments (unaudited) (continued)	April 30, 2008

FACE AMOUNT	SECURITY	VALUE
Home Equity - 6.2% (continued)
$35,087	3.095% due 4/25/35 (a)(b)(d)	$27,090
1,364,548	3.065% due 9/25/35 (a)(b)	865,797
4,614,427	Structured Asset Securities Corp., 5.270% due 4/25/35 (b)	4,550,382

	Total Home Equity	11,719,706

	TOTAL ASSET-BACKED SECURITIES (Cost - $13,971,851)	12,466,072

COLLATERALIZED MORTGAGE OBLIGATIONS - 15.0%
180,326	American Home Mortgage Assets, 3.085% due 9/25/46 (a)(b)	142,418
356,944	Banc of America Funding Corp., 6.790% due 12/20/34 (a)(b)	287,515
492,164	Banc of America Mortgage Securities Inc., 5.176% due 12/25/34 (a)(b)	489,241
2,371,171	Bayview Commercial Asset Trust, 3.165% due 4/25/36 (a)(b)(d)	1,970,443
1,644,584	Bear Stearns Structured Products Inc., 3.495% due 9/25/37 (a)(b)(d)	1,566,466
	Countrywide Alternative Loan Trust:
166,917	5.500% due 10/25/33 (b)	166,932
3,148,225	5.500% due 8/25/34 (b)	3,010,445
1,089,661	3.145% due 6/25/37 (a)(b)	858,593
673,059	3.010% due 3/20/46 (a)(b)	527,862
912,070	2.995% due 12/20/46 (a)(b)	712,609
504,658	Deutsche Mortgage Securities Inc., 3.345% due 6/25/34 (a)(b)	463,708
	Greenpoint Mortgage Funding Trust:
1,227,164	2.995% due 9/25/46 (a)(b)	1,111,835
1,383,239	2.975% due 2/25/47 (a)(b)	1,021,528
1,028,398	3.025% due 4/25/47 (a)(b)	668,881
	Harborview Mortgage Loan Trust:
1,249,886	3.000% due 10/19/37 (a)(b)	980,685
1,472,344	3.000% due 5/19/47 (a)(b)	1,172,618
1,049,853	3.020% due 7/19/47 (a)(b)	807,470
75,352	IMPAC Secured Assets Corp., 3.165% due 7/25/35 (a)(b)	54,314
1,037,126	Indymac Index Mortgage Loan Trust, 5.995% due 8/25/37 (a)(b)	736,359
953,994	JPMorgan Chase Commercial Mortgage Securities Corp., 5.420% due 1/15/49 (b)	924,743
	LB-UBS Commercial Mortgage Trust:
1,500,000	4.739% due 7/15/30 (b)	1,451,467
600,000	4.954% due 9/15/30 (b)	587,500
1,232,155	MASTR Adjustable Rate Mortgage Trust, 4.711% due 7/25/34 (a)(b)	1,239,488
256,066	MASTR Alternative Loans Trust, PAC, 3.295% due 11/25/33 (a)(b)	235,934
1,449,805	Merrill Lynch Mortgage Investors Inc., 4.489% due 2/25/35 (a)(b)	1,378,065
	Merrill Lynch Mortgage Trust:
414,780	5.416% due 11/12/37 (a)(b)	413,744
1,043,863	5.842% due 5/12/39 (a)(b)	1,050,346
304,780	Merrill Lynch/Countrywide Commercial Mortgage Trust, 5.485% due 3/12/51 (a)(b)	296,930
678,165	Nomura Asset Acceptance Corp., 4.976% due 5/25/35 (b)	567,056
	Residential Asset Securitization Trust, PAC:
194,969	3.295% due 5/25/34 (a)(b)	165,194
89,978	3.245% due 8/25/34 (a)(b)	88,538
8,265	Structured Adjustable Rate Mortgage Loan Trust, 6.867% due 7/25/34 (a)(b)	8,387
65,429	WaMu Mortgage Pass-Through Certificates, 5.076% due 6/25/47 (a)(b)	48,827
259,718	Washington Mutual Inc., 3.215% due 8/25/45 (a)(b)	199,178
	Washington Mutual Mortgage Pass-Through Certificates:
622,703	5.497% due 9/25/36 (a)(b)	596,030
1,298,443	5.246% due 9/25/46 (a)(b)	1,001,627

See Notes to Schedule of Investments.

LEGG MASON PARTNERS CORE PLUS BOND FUND

Schedule of Investments (unaudited) (continued)	April 30, 2008

FACE AMOUNT	SECURITY	VALUE
$1,432,954	Wells Fargo Mortgage Backed Securities Trust, 4.523% due 4/25/35 (a)(b)	$1,332,235

	TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost - $31,923,394)	28,335,211

CORPORATE BONDS & NOTES - 26.4%
Aerospace & Defense - 0.0%
14,000	L-3 Communications Corp., Senior Subordinated Notes, 7.625% due 6/15/12 (b)	14,420

Airlines - 0.1%
194,568	Delta Air Lines Inc., 6.821% due 8/10/22 (b)	172,193

Auto Components - 0.0%
35,000	Keystone Automotive Operations Inc., Senior Subordinated Notes, 9.750% due 11/1/13 (b)	20,125
55,000	Visteon Corp., Senior Notes, 8.250% due 8/1/10 (b)	48,675

	Total Auto Components	68,800

Automobiles - 0.7%
442,000	DaimlerChrysler North America Holding Corp., Notes, 4.050% due 6/4/08 (b)	442,077
	Ford Motor Co.:
	Debentures:
17,000	6.625% due 10/1/28 (b)	11,178
21,000	8.900% due 1/15/32 (b)	15,907
512,000	Notes, 7.450% due 7/16/31 (b)	385,280
	General Motors Corp., Senior Debentures:
563,000	8.250% due 7/15/23 (b)	423,657
31,000	8.375% due 7/15/33 (b)	23,754

	Total Automobiles	1,301,853

Building Products - 0.0%
17,000	Associated Materials Inc., Senior Subordinated Notes, 9.750% due 4/15/12 (b)	17,000

Capital Markets - 2.7%
	Bear Stearns Co. Inc.:
270,000	Senior Notes, 7.250% due 2/1/18 (b)	295,720
249,000	Subordinated Notes, 5.550% due 1/22/17 (b)	241,336
158,000	Credit Suisse Guernsey Ltd., 5.860% due 5/15/17 (a)(b)(e)	133,956
20,000	Goldman Sachs Capital II, Junior Subordinated Bonds, 5.793% due 6/1/12 (a)(b)(e)	15,099
366,000	Goldman Sachs Group Inc., Notes, 4.500% due 6/15/10 (b)	365,947
	Kaupthing Bank HF:
1,020,000	7.625% due 2/28/15 (b)(d)	951,354
120,000	Notes, 5.750% due 10/4/11 (b)(d)	105,964
20,000	Lehman Brothers Holdings Capital Trust VII, Medium-Term Notes, 5.857% due 5/31/12 (a)(b)(e)	14,212
190,000	Lehman Brothers Holdings E-Capital Trust I, Notes, 3.850% due 8/19/65 (a)(b)	151,143
	Lehman Brothers Holdings Inc., Medium-Term Notes:
1,047,000	4.500% due 7/26/10 (b)	1,030,335
10,000	6.750% due 12/28/17 (b)	9,998
	Morgan Stanley:
422,000	Medium-Term Notes, 3.184% due 10/18/16 (a)(b)	371,484
1,410,000	Subordinated Notes, 4.750% due 4/1/14 (b)	1,324,797

	Total Capital Markets	5,011,345

Chemicals - 0.1%
14,000	Arco Chemical Co., Debentures, 9.800% due 2/1/20 (b)	12,320

See Notes to Schedule of Investments.

LEGG MASON PARTNERS CORE PLUS BOND FUND

Schedule of Investments (unaudited) (continued)	April 30, 2008

FACE AMOUNT	SECURITY	VALUE
Chemicals - 0.1% (continued)
$220,000	FMC Finance III SA, 6.875% due 7/15/17 (b)	$222,750
21,000	Georgia Gulf Corp., Senior Notes, 9.500% due 10/15/14 (b)	17,850

	Total Chemicals	252,920

Commercial Banks - 2.5%
10,000	BAC Capital Trust XIV, Junior Subordinated Notes, 5.630% due 3/15/12 (a)(b)(e)	8,039
	Glitnir Banki HF:
250,000	Notes, 6.330% due 7/28/11 (b)(d)	201,348
373,000	Subordinated Notes, 6.693% due 6/15/16 (a)(b)(d)	268,553
1,200,000	HSBC Finance Capital Trust IX, 5.911% due 11/30/35 (a)(b)	998,636
484,000	ICICI Bank Ltd., Subordinated Bonds, 6.375% due 4/30/22 (a)(b)(d)	432,380
546,000	Landsbanki Islands HF, 6.100% due 8/25/11 (b)(d)	486,507
214,000	Resona Preferred Global Securities Cayman Ltd., Bonds, 7.191% due 7/30/15 (a)(b)(d)(e)	190,539
	Royal Bank of Scotland Group PLC:
120,000	Bonds, 6.990% due 10/5/17 (a)(b)(d)(e)	110,328
100,000	Junior Subordinated Notes, Medium-Term Notes, 7.640% due 9/29/17 (a)(b)(e)	94,280
422,000	Russian Agricultural Bank, Loan Participation Notes, 6.299% due 5/15/17 (b)(d)	394,043
301,000	Shinsei Finance Cayman Ltd., Junior Subordinated Bonds, 6.418% due 7/20/16 (a)(b)(d)(e)	221,200
138,000	SunTrust Capital, Trust Preferred Securities, 6.100% due 12/15/36 (a)(b)	113,904
892,000	Wachovia Corp., Subordinated Notes, 5.250% due 8/1/14 (b)	883,958
387,000	Wells Fargo Capital X, Capital Securities, 5.950% due 12/15/36 (b)	345,477

	Total Commercial Banks	4,749,192

Commercial Services & Supplies - 0.2%
21,000	Allied Waste North America Inc., Senior Notes, 7.875% due 4/15/13 (b)	21,919
353,000	Waste Management Inc., Senior Note, 6.375% due 11/15/12 (b)	363,871

	Total Commercial Services & Supplies	385,790

Consumer Finance - 2.9%
231,000	American Express Co., Subordinated Debentures, 6.800% due 9/1/66 (a)(b)	221,971
100,000	American General Finance Corp., Medium-Term Notes, 6.900% due 12/15/17 (b)	99,066
	Ford Motor Credit Co.:
1,607,000	Notes, 7.375% due 10/28/09 (b)	1,547,469
	Senior Notes:
608,000	5.800% due 1/12/09 (b)	594,604
520,000	12.000% due 5/15/15	534,799
	General Motors Acceptance Corp.:
76,000	Bonds, 8.000% due 11/1/31 (b)	57,627
	Notes:
59,000	5.125% due 5/9/08 (b)	58,986
17,000	5.625% due 5/15/09 (b)	15,988
31,000	7.250% due 3/2/11 (b)	26,313
1,597,000	6.625% due 5/15/12 (b)	1,264,458
86,000	Senior Notes, 5.850% due 1/14/09 (b)	84,084
145,000	MBNA Corp., Notes, 4.625% due 9/15/08 (b)	145,501
	SLM Corp., Medium-Term Notes:
307,000	5.000% due 10/1/13 (b)	261,942
577,000	5.375% due 5/15/14 (b)	487,098
69,000	5.050% due 11/14/14 (b)	57,578

See Notes to Schedule of Investments.

LEGG MASON PARTNERS CORE PLUS BOND FUND

Schedule of Investments (unaudited) (continued)	April 30, 2008

FACE AMOUNT	SECURITY	VALUE
Consumer Finance - 2.9% (continued)
$66,000	5.625% due 8/1/33 (b)	$51,292

	Total Consumer Finance	5,508,776

Containers & Packaging - 0.1%
	Graham Packaging Co. Inc.:
55,000	8.500% due 10/15/12 (b)	54,175
21,000	Senior Subordinated Notes, 9.875% due 10/15/14 (b)	19,845
24,000	Graphic Packaging International Corp., Senior Subordinated Notes, 9.500% due 8/15/13 (b)	24,000

	Total Containers & Packaging	98,020

Diversified Consumer Services - 0.1%
	Service Corp. International, Senior Notes:
24,000	7.625% due 10/1/18 (b)	25,230
73,000	7.500% due 4/1/27 (b)	64,240

	Total Diversified Consumer Services	89,470

Diversified Financial Services - 3.5%
280,000	AGFC Capital Trust I, 6.000% due 1/15/67 (a)(b)(d)	226,597
283,000	Aiful Corp., Notes, 5.000% due 8/10/10 (b)(d)	268,490
970,000	Bank of America Corp., Subordinated Notes, 5.420% due 3/15/17 (b)	952,402
14,000	CCM Merger Inc., Notes, 8.000% due 8/1/13 (b)(d)	12,110
	Citigroup Inc.:
1,130,000	5.500% due 4/11/13 (b)	1,138,102
480,000	6.875% due 3/5/38 (b)	498,020
384,000	El Paso Performance-Linked Trust Certificates, Senior Notes, 7.750% due 7/15/11 (b)(d)	399,243
580,000	General Electric Capital Corp., Subordinated Debentures, 6.375% due 11/15/67 (a)(b)	581,585
110,000	ILFC E-Capital Trust II, Bonds, 6.250% due 12/21/65 (a)(b)(d)	97,793
947,000	JPMorgan Chase & Co., Subordinated Notes, 6.625% due 3/15/12 (b)	989,238
500,000	Merna Reinsurance Ltd., Subordinated Notes, 4.446% due 7/7/10 (a)(b)(d)	470,550
	Residential Capital LLC, Senior Notes:
30,000	5.816% due 4/17/09 (a)(b)	20,100
90,000	6.178% due 5/22/09 (a)(b)	59,625
773,000	6.000% due 2/22/11 (b)	401,960
	TNK-BP Finance SA:
304,000	7.500% due 7/18/16 (b)(d)	295,260
100,000	6.625% due 3/20/17 (b)(d)	91,125
120,000	Senior Notes, 7.875% due 3/13/18 (b)(d)	119,400
21,000	Vanguard Health Holdings Co., I LLC, Senior Discount Notes, step bond to yield 9.793% due 10/1/15 (b)	17,745

	Total Diversified Financial Services	6,639,345

Diversified Telecommunication Services - 2.4%
460,000	AT&T Inc., 5.500% due 2/1/18 (b)	460,782
	Citizens Communications Co.:
35,000	Senior Bonds, 7.125% due 3/15/19 (b)	32,550
52,000	Senior Notes, 7.875% due 1/15/27 (b)	46,410
391,000	Deutsche Telekom International Finance, Senior Notes, 5.750% due 3/23/16 (b)	395,017
35,000	Intelsat Corp., Senior Notes, 9.000% due 8/15/14 (b)	35,481
249,000	Koninklijke KPN NV, Senior Notes, 8.000% due 10/1/10 (b)	266,304
100,000	L-3 Communications Corp., Senior Subordinated Notes, 6.375% due 10/15/15 (b)	99,375
66,000	Level 3 Financing Inc., Senior Notes, 9.250% due 11/1/14 (b)	60,390
190,000	Qwest Corp., Senior Notes, 7.500% due 10/1/14 (b)	191,900

See Notes to Schedule of Investments.

LEGG MASON PARTNERS CORE PLUS BOND FUND

Schedule of Investments (unaudited) (continued)	April 30, 2008

FACE AMOUNT	SECURITY	VALUE
Diversified Telecommunication Services - 2.4% (continued)
$989,000	Telecom Italia Capital S.p.A., Senior Notes, 5.250% due 10/1/15 (b)	$926,228
1,179,000	Verizon Florida Inc., Senior Notes, 6.125% due 1/15/13 (b)	1,220,580
104,000	Verizon New York Inc., Senior Debentures, 6.875% due 4/1/12 (b)	109,648
330,000	Vimpel Communications, 8.375% due 4/30/13 (b)(d)	330,257
300,000	Virgin Media Finance PLC, Senior Notes, 9.125% due 8/15/16 (b)	291,000
90,000	Windstream Corp., Senior Notes, 8.625% due 8/1/16 (b)	94,725

	Total Diversified Telecommunication Services	4,560,647

Electric Utilities - 0.9%
	Duke Energy Corp., Senior Notes:
297,000	4.200% due 10/1/08 (b)	297,637
181,000	5.625% due 11/30/12 (b)	189,205
436,000	Exelon Corp., Bonds, 5.625% due 6/15/35 (b)	384,822
	FirstEnergy Corp., Notes:
214,000	6.450% due 11/15/11 (b)	222,412
282,000	7.375% due 11/15/31 (b)	312,399
200,000	Pacific Gas & Electric Co., First Mortgage Bonds, 6.050% due 3/1/34 (b)	199,565

	Total Electric Utilities	1,606,040

Electronic Equipment & Instruments - 0.0%
75,000	NXP BV/NXP Funding LLC, Senior Notes, 9.500% due 10/15/15 (b)	72,750

Energy Equipment & Services - 0.1%
135,000	Complete Production Services Inc., Senior Notes, 8.000% due 12/15/16 (b)	136,013
3,000	Southern Natural Gas Co., Senior Notes, 8.000% due 3/1/32 (b)	3,348

	Total Energy Equipment & Services	139,361

Food & Staples Retailing - 0.2%
358,386	CVS Caremark Corp., 6.943% due 1/10/30 (b)(d)	355,073

Food Products - 0.0%
31,000	Dole Food Co. Inc., Debentures, 8.750% due 7/15/13 (b)	26,505

Health Care Providers & Services - 0.3%
104,000	Community Health Systems Inc., Senior Notes, 8.875% due 7/15/15 (b)	108,680
150,000	DaVita Inc., Senior Notes, 6.625% due 3/15/13 (b)	150,000
	HCA Inc.:
	Senior Notes:
97,000	6.250% due 2/15/13 (b)	88,755
174,000	5.750% due 3/15/14 (b)	151,380
17,000	6.500% due 2/15/16 (b)	15,300
36,000	Senior Secured Notes, 9.625% due 11/15/16 (b)(f)	38,745
42,000	Tenet Healthcare Corp., Senior Notes, 9.875% due 7/1/14 (b)	43,155
20,000	WellPoint Inc., Senior Notes, 5.875% due 6/15/17 (b)	19,599

	Total Health Care Providers & Services	615,614

Hotels, Restaurants & Leisure - 0.3%
277,000	Caesars Entertainment Inc., Senior Subordinated Notes, 8.125% due 5/15/11 (b)	235,796
	MGM MIRAGE Inc.:
173,000	Notes, 6.750% due 9/1/12 (b)	161,755
38,000	Senior Notes, 7.625% due 1/15/17 (b)	34,865
	Station Casinos Inc.:
79,000	Senior Notes, 7.750% due 8/15/16 (b)	66,162
35,000	Senior Subordinated Notes, 6.875% due 3/1/16 (b)	22,663

	Total Hotels, Restaurants & Leisure	521,241

See Notes to Schedule of Investments.

LEGG MASON PARTNERS CORE PLUS BOND FUND

Schedule of Investments (unaudited) (continued)	April 30, 2008

FACE AMOUNT	SECURITY	VALUE
Household Durables - 0.0%
$69,000	Norcraft Cos. LP/Norcraft Finance Corp., Senior Subordinated Notes, 9.000% due 11/1/11 (b)	$70,897

Independent Power Producers & Energy Traders - 0.9%
	AES Corp., Senior Notes:
38,000	8.875% due 2/15/11 (b)	40,375
12,000	7.750% due 3/1/14 (b)	12,360
100,000	7.750% due 10/15/15 (b)	103,750
530,000	8.000% due 10/15/17 (b)	555,175
142,000	Dynegy Holdings Inc., Senior Notes, 7.750% due 6/1/19 (b)	142,000
	Edison Mission Energy, Senior Notes:
187,000	7.200% due 5/15/19 (b)	189,337
41,000	7.625% due 5/15/27 (b)	40,129
	NRG Energy Inc., Senior Notes:
20,000	7.250% due 2/1/14 (b)	20,600
75,000	7.375% due 2/1/16 (b)	77,438
45,000	7.375% due 1/15/17 (b)	46,463
28,000	Oncor Electric Delivery Co., Senior Secured Notes, 6.375% due 1/15/15 (b)	27,980
	TXU Corp., Senior Notes:
159,000	5.550% due 11/15/14 (b)	130,683
35,000	6.500% due 11/15/24 (b)	26,787
397,000	6.550% due 11/15/34 (b)	301,959

	Total Independent Power Producers & Energy Traders	1,715,036

Industrial Conglomerates - 0.6%
1,090,000	Tyco International Group SA, Notes, 6.000% due 11/15/13 (b)	1,105,046

Insurance - 0.6%
	American International Group Inc.:
250,000	Junior Subordinated Debentures, 6.250% due 3/15/37 (b)	221,105
60,000	Medium-Term Notes, 5.850% due 1/16/18 (b)	60,063
608,000	MetLife Inc., Junior Subordinated Debentures, 6.400% due 12/15/36 (b)	548,907
411,000	Travelers Cos. Inc., Junior Subordinated Debentures, 6.250% due 3/15/37 (a)(b)	360,315

	Total Insurance	1,190,390

IT Services - 0.2%
359,000	Electronic Data Systems Corp., Notes, 7.125% due 10/15/09 (b)	366,272
48,000	SunGard Data Systems Inc., Senior Notes, 9.125% due 8/15/13 (b)	50,400

	Total IT Services	416,672

Machinery - 0.0%
30,000	Terex Corp., Senior Subordinated Notes, 7.375% due 1/15/14 (b)	30,750

Media - 1.8%
30,000	CCH I LLC/CCH I Capital Corp., Senior Secured Notes, 11.000% due 10/1/15 (b)	23,475
28,000	CCH II LLC/CCH II Capital Corp., Senior Notes, 10.250% due 9/15/10 (b)	27,090
318,000	Clear Channel Communications Inc., Senior Notes, 6.250% due 3/15/11 (b)	270,470
69,000	Comcast Cable Communications Inc., Notes, 8.875% due 5/1/17 (b)	80,711
	Comcast Corp., Notes:
539,000	6.500% due 1/15/15 (b)	563,089
20,000	6.500% due 1/15/17 (b)	20,893
55,000	5.875% due 2/15/18 (b)	54,950
	CSC Holdings Inc., Senior Notes:
17,000	8.125% due 7/15/09 (b)	17,383
14,000	6.750% due 4/15/12 (b)	13,790

See Notes to Schedule of Investments.

LEGG MASON PARTNERS CORE PLUS BOND FUND

Schedule of Investments (unaudited) (continued)	April 30, 2008

FACE AMOUNT	SECURITY	VALUE
Media - 1.8% (continued)
	EchoStar DBS Corp., Senior Notes:
$35,000	7.000% due 10/1/13 (b)	$35,087
66,000	6.625% due 10/1/14 (b)	64,680
121,000	Idearc Inc., Senior Notes, 8.000% due 11/15/16 (b)	79,255
733,000	Liberty Media Corp., Senior Notes, 7.875% due 7/15/09 (b)	743,484
86,000	LIN Television Corp., 6.500% due 5/15/13 (b)	83,205
	News America Inc.:
20,000	6.650% due 11/15/37 (b)	20,742
864,000	Notes, 5.300% due 12/15/14 (b)	869,323
	R.H. Donnelley Corp.:
45,000	Senior Discount Notes, 6.875% due 1/15/13 (b)	29,025
41,000	Senior Notes, 8.875% due 1/15/16 (b)	26,855
35,000	Rogers Cable Inc., Senior Secured Second Priority Notes, 6.250% due 6/15/13 (b)	35,647
325,000	Time Warner Inc., Senior Notes, 7.625% due 4/15/31 (b)	349,726
48,000	TL Acquisitions Inc., Senior Notes, 10.500% due 1/15/15 (b)(d)	43,680

	Total Media	3,452,560

Metals & Mining - 0.6%
320,000	Evraz Group SA, Notes, 8.875% due 4/24/13 (b)(d)	325,600
138,000	Freeport-McMoRan Copper & Gold Inc., Senior Notes, 8.375% due 4/1/17 (b)	152,835
	Steel Dynamics Inc.:
76,000	6.750% due 4/1/15 (b)	75,430
25,000	Senior Notes, 7.375% due 11/1/12 (b)(d)	25,562
568,000	Vale Overseas Ltd., Notes, 6.875% due 11/21/36 (b)	576,293

	Total Metals & Mining	1,155,720

Multi-Utilities - 0.2%
415,000	Dominion Resources Inc., Senior Notes, 5.700% due 9/17/12 (b)	428,458

Oil, Gas & Consumable Fuels - 3.1%
339,000	Anadarko Finance Co., Senior Notes, 7.500% due 5/1/31 (b)	378,510
124,000	Anadarko Petroleum Corp., Senior Notes, 6.450% due 9/15/36 (b)	127,682
	Chesapeake Energy Corp., Senior Notes:
17,000	6.375% due 6/15/15 (b)	16,830
31,000	6.625% due 1/15/16 (b)	31,155
14,000	6.250% due 1/15/18 (b)	13,720
	Compagnie Generale de Geophysique SA, Senior Notes:
24,000	7.500% due 5/15/15 (b)	24,900
100,000	7.750% due 5/15/17 (b)	103,750
175,000	ConocoPhillips Holding Co., Senior Notes, 6.950% due 4/15/29 (b)	200,956
	El Paso Corp.:
	Medium-Term Notes:
9,000	7.800% due 8/1/31 (b)	9,511
258,000	7.750% due 1/15/32 (b)	272,814
484,000	Senior Subordinated Notes, 7.000% due 6/15/17 (b)	507,513
28,000	EXCO Resources Inc., Senior Notes, 7.250% due 1/15/11 (b)	28,000
	Gazprom, Loan Participation Notes:
366,000	6.212% due 11/22/16 (b)(d)	346,785
310,000	Senior Notes, 6.510% due 3/7/22 (b)(d)	284,425
	Hess Corp.:
20,000	7.875% due 10/1/29 (b)	23,979
229,000	Notes, 7.300% due 8/15/31 (b)	258,410
424,000	Intergas Finance BV, 6.375% due 5/14/17 (b)(d)	369,940
	Kerr-McGee Corp.:
221,000	6.950% due 7/1/24 (b)	233,905
297,000	Notes, 7.875% due 9/15/31 (b)	353,164

See Notes to Schedule of Investments.

LEGG MASON PARTNERS CORE PLUS BOND FUND

Schedule of Investments (unaudited) (continued)	April 30, 2008

FACE AMOUNT	SECURITY	VALUE
Oil, Gas & Consumable Fuels - 3.1% (continued)
	Kinder Morgan Energy Partners LP:
$214,000	6.750% due 3/15/11 (b)	$223,205
20,000	Medium-Term Notes, 6.950% due 1/15/38 (b)	20,339
	Senior Notes:
55,000	6.300% due 2/1/09 (b)	55,784
21,000	6.000% due 2/1/17 (b)	21,033
	OPTI Canada Inc., Senior Secured Notes:
94,000	7.875% due 12/15/14 (b)	96,115
58,000	8.250% due 12/15/14 (b)	60,175
21,000	Peabody Energy Corp., 6.875% due 3/15/13 (b)	21,525
359,000	Pemex Project Funding Master Trust, Senior Bonds, 6.625% due 6/15/35 (b)	375,789
277,000	Petrobras International Finance Co., Senior Notes, 6.125% due 10/6/16 (b)	287,388
14,000	SemGroup LP, Senior Notes, 8.750% due 11/15/15 (b)(d)	13,335
48,000	Tennessee Gas Pipeline Co., 7.625% due 4/1/37 (b)	52,054
14,000	Whiting Petroleum Corp., Senior Subordinated Notes, 7.000% due 2/1/14 (b)	14,105
	Williams Cos. Inc.:
100,000	Debentures, 7.500% due 1/15/31 (b)	106,500
	Notes:
180,000	7.875% due 9/1/21 (b)	197,550
315,000	8.750% due 3/15/32 (b)	374,062
180,000	Senior Notes, 7.750% due 6/15/31 (b)	195,300
48,000	XTO Energy Inc., Senior Notes, 7.500% due 4/15/12 (b)	52,284

	Total Oil, Gas & Consumable Fuels	5,752,492

Paper & Forest Products - 0.2%
297,000	Weyerhaeuser Co., Notes, 6.750% due 3/15/12 (b)	310,949

Pharmaceuticals - 0.1%
263,000	Wyeth, 5.950% due 4/1/37 (b)	261,366

Real Estate Investment Trusts (REITs) - 0.0%
45,000	Host Marriott LP, Senior Notes, 7.125% due 11/1/13 (b)	45,056

Real Estate Management & Development - 0.1%
273,000	Realogy Corp., Senior Subordinated Notes, 12.375% due 4/15/15 (b)	150,150

Road & Rail - 0.0%
41,000	Hertz Corp., Senior Notes, 8.875% due 1/1/14 (b)	41,512

Thrifts & Mortgage Finance - 0.2%
	Countrywide Financial Corp., Medium-Term Notes:
40,000	3.345% due 5/5/08 (a)(b)	39,915
138,000	2.874% due 6/18/08 (a)(b)	134,357
111,000	2.868% due 1/5/09 (a)(b)	105,200

	Total Thrifts & Mortgage Finance	279,472

Wireless Telecommunication Services - 0.7%
160,000	America Movil SAB de CV, 5.625% due 11/15/17 (b)	157,955
	Nextel Communications Inc., Senior Notes:
242,000	6.875% due 10/31/13 (b)	199,796
467,000	7.375% due 8/1/15 (b)	373,852
	Sprint Capital Corp.:
30,000	Global Notes, 6.900% due 5/1/19 (b)	24,795
1,000	Notes, 8.750% due 3/15/32 (b)	885

See Notes to Schedule of Investments.

LEGG MASON PARTNERS CORE PLUS BOND FUND

Schedule of Investments (unaudited) (continued)	April 30, 2008

FACE AMOUNT	SECURITY	VALUE
Wireless Telecommunication Services - 0.7% (continued)
$498,000	Senior Notes, 8.375% due 3/15/12 (b)	$474,725

	Total Wireless Telecommunication Services	1,232,008

	TOTAL CORPORATE BONDS & NOTES
	(Cost - $52,749,253)	49,844,889

CONVERTIBLE BOND & NOTE - 0.1%
Automobiles - 0.1%
66,000	Ford Motor Co., Senior Notes, 4.250% due 12/15/36 (b)
	(Cost - $66,000)	73,673

COLLATERALIZED SENIOR LOAN - 0.2%
IT Services - 0.2%
447,750	First Data Corp., Term Loan, 5.507% due 10/15/14 (a)(b)
	(Cost - $430,872)	421,877

SOVEREIGN BONDS - 0.2%
Mexico - 0.2%
396,000	United Mexican States, Medium-Term Notes, Series A, 6.750% due 9/27/34 (b)	440,055

Uruguay - 0.0%
1	Republic of Uruguay, Benchmark Bonds, 7.875% due 1/15/33 (b)(f)	1

	TOTAL SOVEREIGN BONDS
	(Cost - $424,385)	440,056

U.S. GOVERNMENT & AGENCY OBLIGATIONS - 9.8%
U.S. Government Agencies - 6.9%
691,000	Farmer Mac, Guaranteed Trust, 5.125% due 4/19/17 (b)(d)	730,967
345,000	Federal Home Loan Bank (FHLB), Global Bonds, 5.500% due 7/15/36 (b)	375,040
	Federal Home Loan Mortgage Corp. (FHLMC):
10,500,000	2.665% due 10/19/09 (a)(b)	10,496,682
253,000	6.875% due 9/15/10 (b)	275,880
230,000	5.600% due 9/26/13 (b)	232,834
733,000	Tennessee Valley Authority, 5.980% due 4/1/36 (b)	822,977

	Total U.S. Government Agencies	12,934,380

U.S. Government Obligations - 2.9%
	U.S. Treasury Bonds:
429,000	8.875% due 8/15/17 (b)	596,277
170,000	4.750% due 2/15/37 (b)	177,185
920,000	4.375% due 2/15/38 (b)	902,391
	U.S. Treasury Notes:
280,000	4.625% due 10/31/11 (b)	298,660
900,000	4.125% due 8/31/12 (b)	942,188
60,000	4.750% due 8/15/17 (b)	64,659
5,570,000	U.S. Treasury Strip Principal (STRIPS), zero coupon bond to yield 5.229% due 11/15/24 (b)	2,579,111

	Total U.S. Government Obligations	5,560,471

	TOTAL U.S. GOVERNMENT & AGENCY OBLIGATIONS
	(Cost - $18,127,904)	18,494,851

U.S. TREASURY INFLATION PROTECTED SECURITIES - 2.0%
	U.S. Treasury Bonds, Inflation Indexed:
250,623	2.000% due 1/15/26 (b)	249,135
523,765	2.375% due 1/15/27 (b)	550,936
	U.S. Treasury Notes, Inflation Indexed:
920,372	2.000% due 1/15/16 (b)	967,039
170,847	2.500% due 7/15/16 (b)	186,290

See Notes to Schedule of Investments.

LEGG MASON PARTNERS CORE PLUS BOND FUND

Schedule of Investments (unaudited) (continued)	April 30, 2008

FACE AMOUNT	SECURITY	VALUE
$1,297,064	2.625% due 7/15/17 (b)	$1,427,479
404,156	1.750% due 1/15/28 (b)	385,401

	TOTAL U.S. TREASURY INFLATION PROTECTED SECURITIES
	(Cost - $3,585,186)	3,766,280

Contracts
PURCHASED OPTION - 0.0%
2	Eurodollar Futures, Call @ $97.25, expires 9/15/08
	(Cost - $2,435)	1,075

	TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENTS
	(Cost - $200,481,537)	194,029,478

FACE AMOUNT
SHORT-TERM INVESTMENTS - 15.7%
U.S. Government Agencies - 5.4%
$9,400,000	Federal Home Loan Bank (FHLB), Discount Notes, 2.123% due 10/24/08 (b)(g)	9,308,322
953,000	Federal National Mortgage Association (FNMA), Discount Notes, 1.384% - 1.825% due 12/15/08 (b)(g)(h)	940,717

	Total U.S. Government Agencies
	(Cost - $10,245,780)	10,249,039

Repurchase Agreement - 10.3%
19,519,000	Morgan Stanley tri-party repurchase agreement dated 4/30/08, 1.950% due 5/1/08; Proceeds at maturity - $19,520,057; (Fully collateralized by U.S. government agency obligations, 6.125% due 6/1/22 to 10/3/22; Market value - $20,325,777) (Cost - $19,519,000) (b)	19,519,000

	TOTAL SHORT-TERM INVESTMENTS (Cost - $29,764,780)	29,768,039

	TOTAL INVESTMENTS - 118.5% (Cost - $230,246,317#)	223,797,517
	Liabilities in Excess of Other Assets - (18.5)%	(35,011,066)

	TOTAL NET ASSETS - 100.0%	$188,786,451

(a)	Variable rate security. Interest rate disclosed is that which is in effect at April 30, 2008.

(b)	All or a portion of this security is segregated for open futures contracts, written options, swap contracts and to-be-announced (“TBA”) securities.

(c)	This security is traded on a TBA basis (See Note 1).

(d)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees, unless otherwise noted.

(e)	Security has no maturity date. The date shown represents the next call date.

(f)	Payment-in-kind security for which part of the income earned may be paid as additional principal.

(g)	Rate shown represents yield-to-maturity.

(h)	All or a portion of this security is held at the broker as collateral for open futures contracts.

#	Aggregate cost for federal income tax purposes is substantially the same.

See Notes to Schedule of Investments.

LEGG MASON PARTNERS CORE PLUS BOND FUND

Schedule of Investments (unaudited) (continued)	April 30, 2008

Abbreviations used in this schedule:

MASTR	—	Mortgage Asset Securitization Transactions Inc.

PAC	—	Planned Amortization Class

STRIPS	—	Separate Trading of Registered Interest and Principal Securities

Schedule of Options Written
Contracts	Security	Expiration Date	Strike Price	Value
13	U.S. Treasury Notes 10-Year Futures, Call	5/23/08	$121.00	$203

	(Premiums Received - $7,482)

See Notes to Schedule of Investments.

Notes to Schedule of Investments (unaudited)

1. Organization and Significant Accounting Policies

Legg Mason Partners Core Plus Bond Fund (the “Fund”) is a separate diversified investment series of Legg Mason Partners Income Trust (the “Trust”). The Trust, a Maryland business trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”).

(a) Investment Valuation. Debt securities are valued at the mean between the last quoted bid and asked prices provided by an independent pricing service that are based on transactions in debt obligations, quotations from bond dealers, market transactions in comparable securities and various other relationships between securities. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. Publicly traded foreign government debt securities are typically traded internationally in the over-the-counter market, and are valued at the mean between the last quoted bid and asked prices as of the close of business of that market. When prices are not readily available, or are determined not to reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund may value these securities at fair value as determined in accordance with the procedures approved by the Fund’s Board of Trustees. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which approximates fair value.

(b) Repurchase Agreements. When entering into repurchase agreements, it is the Fund's policy that its custodian or a third party custodian take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market to ensure the adequacy of the collateral. If the seller defaults, and the market value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Financial Futures Contracts. The Fund may enter into financial futures contracts typically to hedge a portion of the portfolio. Upon entering into a financial futures contract, the Fund is required to deposit cash or securities as initial margin, equal to a certain percentage of the contract amount (initial margin deposit). Additional securities are also segregated up to the current market value of the financial futures contracts. Subsequent payments, known as “variation margin,” are made or received by the Fund each day, depending on the daily fluctuations in the value of the underlying financial instruments. For foreign currency denominated futures contracts, variation margins are not settled daily. The Fund recognizes an unrealized gain or loss equal to the fluctuation in the value. When the financial futures contracts are closed, a realized gain or loss is recognized equal to the difference between the proceeds from (or cost of) the closing transactions and the Fund’s basis in the contracts.

The risks associated with entering into financial futures contracts include the possibility that a change in the value of the contract may not correlate with the changes in the value of the underlying financial instruments. In addition, investing in financial futures contracts involves the risk that the Fund could lose more than the initial margin deposit and subsequent payments required for a futures transaction. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

(d) Swap Contracts. Swaps involve the exchange by the Fund with another party of the respective amounts payable with respect to a notional principal amount related to one or more indices. The Fund may enter into these transactions to preserve a return or spread on a particular investment or portion of its assets, as a duration management technique, or to protect against any increase in the price of securities the Fund anticipates purchasing at a later date. The Fund may also use these transactions for speculative purposes, such as to obtain the price performance of a security without actually purchasing the security in circumstances where, for example, the subject security is illiquid, is unavailable for direct investment or available only on less attractive terms.

Swaps have risks associated with them, including possible default by the counterparty to the transaction, illiquidity and, where swaps are used as hedges, the risk that the use of a swap could result in losses greater than if the swap had not been employed.

Swaps are marked-to-market daily based upon quotations from market makers and the change in value, if any, is recorded as an unrealized gain or loss. Net receipts or payments of interest are recorded as realized gains or losses, respectively.

(e) Credit Default Swaps. The Fund may enter into credit default swap (“CDS”) contracts for investment purposes, to manage its credit risk or to add leverage. CDS agreements involve one party making a stream of payments to another

Notes to Schedule of Investments (unaudited) (continued)

party in exchange for the right to receive a specified return in the event of a default by a third party, typically corporate issuers or sovereign issuers of an emerging country, on a specified obligation. The Fund may use a CDS to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where a Fund has exposure to the sovereign issuer) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. As a seller of protection, the Fund generally receives an upfront payment or a fixed rate of income throughout the term of the swap provided that there is no credit event. If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will pay to the buyer of the protection an amount up to the notional value of the swap, and in certain instances take delivery of the security. As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the swap. As a buyer of protection, the Fund generally receives an amount up to the notional value of the swap if a credit event occurs.

Entering into a CDS agreement involves, to varying degrees, elements of credit, market and documentation risk. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreement may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreement, and that there will be unfavorable changes in net interest rates.

(f) Securities Traded on a To-Be-Announced Basis. The Fund may trade securities on a to-be-announced (“TBA”) basis. In a TBA transaction, the Fund commits to purchasing or selling securities which have not yet been issued by the issuer and for which specific information is not known, such as the face amount and maturity date and the underlying pool of investments in U.S. government agency mortgage pass-through securities. Securities purchased on a TBA basis are not settled until they are delivered to the Fund, normally 15 to 45 days after purchase. Beginning on the date the Fund enters into a TBA transaction, cash, U.S. government securities or other liquid high-grade debt obligations are segregated in an amount equal in value to the purchase price of the TBA security. These securities are subject to market fluctuations and their current value is determined in the same manner as for other securities.

(g) Mortgage Dollar Rolls. The Fund may enter into dollar rolls in which the Fund sells mortgage-backed securities for delivery in the current month, realizing a gain or loss, and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities to settle on a specified future date. During the roll period, the Fund forgoes interest paid on the securities. The Fund is compensated by the interest earned on the cash proceeds of the initial sale and by the lower repurchase price at the specified future date. The Fund maintains a segregated account, the dollar value of which is at least equal to its obligations with respect to dollar rolls.

The Fund executes its mortgage dollar rolls entirely in the to-be-announced (“TBA”) market, where the Fund makes a forward commitment to purchase a security and, instead of accepting delivery, the position is offset by a sale of the security with a simultaneous agreement to repurchase at a future date.

The risk of entering into a mortgage dollar roll is that the market value of the securities the Fund is obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a mortgage dollar roll files for bankruptcy or becomes insolvent, the Fund’s use of proceeds of the dollar roll may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund’s obligation to repurchase the securities.

(h) Written Options. When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily to reflect the current market value of the option written. If the option expires, the Fund realizes a gain from investments equal to the amount of the premium received. When a written call option is exercised, the difference between the premium received plus the option exercise price and the Fund’s basis in the underlying security (in the case of a covered written call option), or the cost to purchase the underlying security (in the case of an uncovered written call option), including brokerage commission, is treated as a realized gain or loss. When a written put option is exercised, the amount of the premium received is added to the cost of the security purchased by the Fund from the exercise of the written put option to form the Fund’s basis in the underlying security purchased. The writer or buyer of an option traded on an exchange can liquidate the position before the exercise of the option by entering into a closing transaction. The cost of a closing transaction is deducted from the original premium received resulting in a realized gain or loss to the Fund.

The risk in writing a covered call option is that the Fund may forego the opportunity of profit if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the underlying security decreases and the option is exercised. The risk in writing a call option is that the Fund is exposed to the risk of loss if the market price of the underlying security increases. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(i) Stripped Securities. The Fund invests in “Stripped Securities,” a term used collectively for stripped fixed income securities. Stripped securities can be principal only securities (“PO”), which are debt obligations that have been stripped of unmatured interest coupons or, interest only securities (“IO”), which are unmatured interest coupons that have been stripped from debt obligations. As is the case with all securities, the market value of Stripped Securities will fluctuate in response to changes in economic conditions, interest rates and the market’s perception of the securities.

Notes to Schedule of Investments (unaudited) (continued)

However, fluctuations in response to interest rates may be greater in Stripped Securities than for debt obligations of comparable maturities that pay interest currently. The amount of fluctuation increases with a longer period of maturity.

The yield to maturity on IO’s is sensitive to the rate of principal repayments (including prepayments) on the related underlying debt obligation and principal payments may have a material effect on yield to maturity. If the underlying debt obligation experiences greater than anticipated prepayments of principal, the Fund may not fully recoup its initial investment in IO’s.

(j) Loan Participations. The Fund may invest in loans arranged through private negotiation between one or more financial institutions. The Fund’s investment in any such loan may be in the form of a participation in or an assignment of the loan. In connection with purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement, nor any rights of set-off against the borrower and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the participation.

The Fund assumes the credit risk of the borrower, the lender that is selling the participation and any other persons interpositioned between the Fund and the borrower. In the event of the insolvency of the lender selling the participation, the Fund may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower.

(k) Foreign Currency Translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates at the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(l) Credit and Market Risk. The Fund invests in high yield and emerging market instruments that are subject to certain credit and market risks. The yields of high yield and emerging market debt obligations reflect, among other things, perceived credit and market risks. The Fund’s investment in securities rated below investment grade typically involves risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of investments held by the Fund. The Fund’s investment in non-dollar denominated securities may also result in foreign currency losses caused by devaluations and exchange rate fluctuations.

Investments in securities (such as those issued by Structured Investment Vehicles, or SIVs) which are collateralized by residential real estate mortgages are subject to certain credit and liquidity risks. When market conditions result in an increase in default rates of the underlying mortgages and the foreclosure values of underlying real estate properties are materially below the outstanding amount of these underlying mortgages, collection of the full amount of accrued interest and principal on these investments may be doubtful. Such market conditions may significantly impair the value of these investments resulting in a lack of correlation between their credit ratings and values.

(m) Foreign risk. The Fund’s investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies or pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.

(n)	Security Transactions. Security transactions are accounted for on a trade date basis.

2. Investments

At April 30, 2008, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$2,323,695
Gross unrealized depreciation	(8,772,495)

Net unrealized depreciation	$(6,448,800)

At April 30, 2008, the Fund had the following open futures contracts:

Notes to Schedule of Investments (unaudited) (continued)

	Number of Contracts	Expiration Date	Basis Value	Market Value	Unrealized Gain (Loss)
Contracts to Buy:
Euribor	6	6/08	$2,237,070	$2,223,597	$(13,473)
Euribor	18	9/08	6,761,646	6,683,751	(77,895)
Euribor	60	12/08	22,339,217	22,301,352	(37,865)
Eurodollar	29	6/08	6,866,983	7,056,063	189,080
Eurodollar	47	9/08	11,413,747	11,433,925	20,178
Eurodollar	20	12/08	4,860,437	4,855,000	(5,437)
Eurodollar	89	3/09	21,669,033	21,581,388	(87,645)
Germany Federal Republic 5-Year Bonds	15	6/08	2,606,487	2,541,621	(64,866)
Libor	24	9/08	5,673,966	5,636,018	(37,948)
Libor	47	12/08	11,117,320	11,049,444	(67,876)
90 Day Pound Sterling	5	3/09	1,176,748	1,176,961	213
U.S. Treasury Bonds	16	6/08	1,875,361	1,870,250	(5,111)
U.S. 2-Year Treasury Notes	33	6/08	7,045,259	7,018,688	(26,571)
U.S. 5-Year Treasury Notes	267	6/08	30,023,905	29,899,828	(124,077)
U.S. 10-Year Treasury Notes	61	6/08	7,295,524	7,064,563	(230,961)

Net Unrealized Loss on Open Futures Contracts					$(570,254)

At April 30, 2008, written option transactions for the Fund were as follows:

	Number of Contracts/ Notional PAR	Premiums Received
Options written, outstanding July 31, 2007	151	$48,073
Options written	2,600,527	344,827
Options closed	(458)	(305,635)
Options expired	(2,600,207)	(79,783)

Options written, outstanding April 30, 2008	13	$7,482

At April 30, 2008, the Fund held TBA securities with a total cost of $35,825,574.

At April 30, 2008, the Fund held the following interest rate swap contracts:

Swap Counterparty:	Barclays Capital Inc.
Effective Date:	4/9/2008
Notional Amount:	4,400,000EUR
Payments Made by Fund:	Floating Rate (Six-Month EURIBOR)
Payments Received by Fund:	Fixed Rate, 4.280%
Termination Date:	4/11/2010
Unrealized Depreciation:	$(27,223)

Swap Counterparty:	Barclays Capital Inc.
Effective Date:	4/10/2008
Notional Amount:	3,300,000EUR
Payments Made by Fund:	Floating Rate (Six-Month EURIBOR)
Payments Received by Fund:	Fixed Rate, 4.254%
Termination Date:	4/14/2010
Unrealized Depreciation:	$(22,814)

Swap Counterparty:	Barclays Capital Inc.

Notes to Schedule of Investments (unaudited) (continued)

Effective Date:	3/18/2008
Notional Amount:	$8,600,000
Payments Made by Fund:	Fixed Rate, 3.800%
Payments Received by Fund:	Floating Rate (Three-Month LIBOR)
Termination Date:	5/15/2016
Unrealized Appreciation:	$221,621

Swap Counterparty:	Barclays Capital Inc.
Effective Date:	4/9/2008
Notional Amount:	900,000EUR
Payments Made by Fund:	Fixed Rate, 4.466%
Payments Received by Fund:	Floating Rate (Six-Month EURIBOR)
Termination Date:	4/11/2018
Unrealized Appreciation:	$12,002

Swap Counterparty:	Barclays Capital Inc
Effective Date:	4/10/2008
Notional Amount:	700,000EUR
Payments Made by Fund:	Fixed Rate, 4.440%
Payments Received by Fund:	Floating Rate (Six-Month EURIBOR)
Termination Date:	4/14/2018
Unrealized Appreciation:	$11,638

At April 30, 2008, the Fund held the following credit default swap contracts:

Swap Counterparty:	Lehman Brothers Inc.
Effective Date:	1/22/08
Reference Entity:	CDX North America Crossover Index
Notional Amount:	$2,600,000
Payments Made by Fund:	Payment only if credit event occurs
Payments Received by Fund:	0.600% quarterly
Termination Date:	12/20/12
Unrealized Appreciation:	$23,348

Swap Counterparty:	Credit Suisse First Boston Inc.
Effective Date:	1/9/08
Reference Entity:	ABX.HE.AAA.06-1 Index
Notional Amount:	$1,700,000
Payments Made by Fund:	Payment only if credit event occurs
Payments Received by Fund:	0.180% monthly
Termination Date:	7/25/45
Unrealized Appreciation:	$21,696

At April 30, 2008, the Fund had total net unrealized appreciation of $240,268 from swap contracts.

Notes to Schedule of Investments (unaudited) (continued)

3. Recent Accounting Pronouncements

On September 20, 2006, the Financial Accounting Standards Board (“FASB”) released Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“FAS 157”). FAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair value measurements. The application of FAS 157 is required for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. Management has determined that there is no material impact to the Fund’s valuation policies as a result of adopting FAS 157. The Fund will implement the disclosure requirements beginning with its October 31, 2008 Form N-Q.

* * *

In March 2008, the FASB issued the Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities (“FAS 161”). FAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. FAS 161 requires enhanced disclosures about the Fund’s derivative and hedging activities, including how such activities are accounted for and their effect on the Fund’s financial position, performance and cash flows. Management is currently evaluating the impact the adoption of FAS 161 will have on the Fund’s financial statements and related disclosures.

ITEM 2.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal quarter that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 3.	EXHIBITS.

Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Legg Mason Partners Income Trust

By	/s/ R. JAY GERKEN
R. Jay Gerken
Chief Executive Officer

Date:	June 20, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ R. JAY GERKEN
R. Jay Gerken
Chief Executive Officer

Date:	June 20, 2008

By:	/s/ FRANCES M. GUGGINO
Frances M. Guggino
Chief Financial Officer

Date:	June 20, 2008